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                                                                      Exhibit 23




                               Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 33-88946) pertaining to the Penford Corporation Savings and Stock Ownership Plan of our report dated December 21, 2001 with respect to the financial statements and supplemental schedules of Penford Corporation Savings and Stock Ownership Plan included in this Annual Report (Form 11-K) for the year ended August 31, 2001.

Seattle, Washington
February 21, 2002                                             ERNST & YOUNG LLP